Exhibit 10(v)-4
PARENT GUARANTEE
     THIS PARENT GUARANTEE (this “Guarantee”) made and delivered as of August 14, 2007, by ENERGYSOUTH, INC., a Delaware corporation (the “Guarantor”) in favor of (i) each of the lenders from time to time parties to the Credit Agreement described below (each a “Lender” and collectively the “Lenders”), (ii) Regions Bank, in its capacities as Administrative Agent, Issuing Bank, and Swingline Lender under the terms of the Credit Agreement and the other Loan Documents referred to in the Credit Agreement (in such capacities, the “Administrative Agent”, “Issuing Bank” and “Swingline Lender”, respectively), and (iii) such of the Lenders and their respective Affiliates that are holders of the Obligations as provided in the Credit Agreement (the Lenders, the Administrative Agent, the Issuing Bank, the Swingline Lender, and such Affiliates collectively referred to herein as the “Guaranteed Parties”).
W I T N E S S E T H:
     WHEREAS, Bay Gas Storage Company, Ltd., an Alabama limited partnership (the “Subsidiary Borrower”), Guarantor, the Lenders, the Administrative Agent, the Issuing Bank, and the Swingline Lender are parties to a certain Credit Agreement dated as of August 14, 2007 (as the same may be amended, restated, and supplemented from time to time, the “Credit Agreement”; capitalized terms used in this Guarantee that are defined in the Credit Agreement being used herein with the respective meanings given to such capitalized terms in the Credit Agreement);
     WHEREAS, it is a condition to the Lenders’ obligation to make Loans to Guarantor and Subsidiary Borrower, and the Issuing Bank’s obligation to issue Letters of Credit for the account of Guarantor and Subsidiary Borrower, as provided in the Credit Agreement, that Guarantor unconditionally guarantee the payment of (i) all Loans to Subsidiary Borrower, (ii) all reimbursement and other payment obligations of Subsidiary Borrower in respect of all Letters of Credit issued for the account of Subsidiary Borrower, (iii) all other Obligations of Subsidiary Borrower as provided in the Loan Documents, and (iv) all Obligations of any Subsidiaries of Guarantor in respect of Hedging Obligations and Treasury Management Obligations owing to any Lenders or their respective Affiliates as provided in the Credit Agreement (all such Loans to Subsidiary Borrower, all such reimbursement and other payment obligations of Subsidiary Borrower in respect of Letters of Credit, and all other such Obligations of Subsidiary Borrower and such Subsidiaries of Guarantor being herein collectively referred to as the “Guaranteed Obligations”; the term “Guaranteed Obligations” to include, without limitation (x) all principal and interest due with respect to all Loans to Subsidiary Borrower outstanding under the terms of the Credit Agreement, all Letter of Credit fees payable by Subsidiary Borrower and all reimbursement obligations and other payment obligations in respect of such Letters of Credit, and all payments due from, and all interest and fees payable by, Subsidiary Borrower and any other Subsidiaries of Guarantor in respect of Hedging Obligations and Treasury Management Obligations owing to any Lenders or their respective Affiliates, including, without limitation, all interest and fees accruing or that would have accrued after the filing of a petition in bankruptcy or other insolvency proceeding (whether or not such claim for interest and fees is allowed or allowable in such proceeding), (y) all commitment fees and all other fees, expenses, and amounts otherwise payable by Subsidiary Borrower or other Subsidiaries of Guarantor for reimbursement or indemnification under the terms of the Credit Agreement, any other Loan Document, or any document evidencing or governing such Hedging Obligations and Treasury Management Obligations, and (z) all renewals, extensions, modifications, and refinancings (in whole or in part) of any of the amounts referred to above); and
     WHEREAS, the issuance of Letters of Credit for the account of Subsidiary Borrower and the making of Loans to Subsidiary Borrower will result in direct and substantial benefits to Guarantor;
     NOW, THEREFORE, in order to induce the Issuing Bank to issue Letters of Credit for the account of Subsidiary Borrower and to induce the Guaranteed Parties to make Loans and otherwise to extend and continue to extend credit to Subsidiary Borrower and other Subsidiaries of Guarantor hereafter, and in consideration of $10.00 and other good and valuable consideration received by Guarantor, Guarantor hereby declares and agrees:
     1. Guarantor hereby unconditionally and irrevocably guarantees to the Guaranteed Parties, and any transferee of any of the Guaranteed Obligations, the full and prompt payment when due of all Guaranteed Obligations and all costs, charges and expenses (including reasonable attorneys’ fees) incurred or sustained by the Guaranteed Parties in enforcing the obligations of Guarantor hereunder. If any portion of the Guaranteed Obligations is not paid when due, Guarantor hereby agrees to and will immediately pay same, without resort by the Guaranteed Parties to any other person or party. The obligation of Guarantor to the Guaranteed Parties hereunder is primary, absolute and unconditional. Any and all payments by Guarantor hereunder shall be made free and clear of, and without deduction for, any set-off, counterclaim, recoupment, or withholding so that, in each case, each Guaranteed Party will receive, after giving effect to any Taxes (other than taxes applicable to the Guaranteed Party of the types described in the definition of “Excluded Taxes” as set forth in the Credit Agreement), the full amount that it would otherwise be entitled to receive with respect to the Guaranteed Obligations (but without duplication of amounts for Taxes already included in the Guaranteed Obligations). Guarantor acknowledges and agrees that this is a guarantee of payment when due, and not of collection.
     2. This Guarantee is continuing in nature and shall be effective with respect to the full amount outstanding under all Guaranteed Obligations, now existing or hereafter made or extended, and notwithstanding (i) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or like proceeding relating to Guarantor or Subsidiary Borrower, or any action taken with respect to this Guarantee by any trustee or receiver, or by any court, in any such proceeding, (ii) any lack of validity or enforceability of the Credit Agreement or the other Loan Documents, or (iii) any other circumstance that might otherwise constitute a defense available to, or a discharge of, Guarantor. Guarantor acknowledges and agrees that the number and amounts of outstanding Guaranteed Obligations may fluctuate from time to time hereafter, and that Subsidiary Borrower may make payments to the Guaranteed Parties from time to time hereafter. Guarantor expressly agrees that this Guarantee shall continue in full force and effect notwithstanding such fluctuations and payments, and whether or not any Guaranteed Obligations are outstanding at any particular time, until such time as all Guaranteed Obligations have been paid in full and any commitment of the Guaranteed Parties under the Credit Agreement has been terminated.
     3. Guarantor hereby waives notice of the Guaranteed Parties’ acceptance of this Guarantee and the creation, extension or renewal of any Loans or other Guaranteed Obligations. Guarantor hereby consents and agrees that, at any time or times, without notice to or further approval from Guarantor, and without in any way affecting the obligations of Guarantor hereunder, the Guaranteed Parties may, with or without consideration (i) release, compromise with, or agree not to sue, in whole or in part, Subsidiary Borrower or any other obligor, guarantor, endorser or surety on any Loans or any other Guaranteed Obligations, (ii) renew, extend, accelerate, or increase or decrease the principal amount of any Loans or other Guaranteed Obligations, either in whole or in part, (iii) amend, waive, or otherwise modify any of the terms of any Loans or other Guaranteed Obligations or of any mortgage, deed of trust, security agreement, or other undertaking of Subsidiary Borrower or any other obligor, endorser, guarantor or surety in connection with any Loans or other Guaranteed Obligations, and (iv) apply any payment received from Subsidiary Borrower or from any other obligor, guarantor, endorser or surety on the Loans or other Guaranteed Obligations to any of the liabilities of Subsidiary Borrower or of such other obligor, guarantor, endorser, or surety which the Guaranteed Parties may choose.
     4. Guarantor hereby consents and agrees that the Guaranteed Parties may at any time or times, either with or without consideration, surrender, release or receive any property or other collateral of any kind or nature whatsoever held by it or for its account securing any Loans, other Guaranteed Obligations, or substitute any collateral so held by the Guaranteed Parties for other collateral of like or different kind, without notice to or further consent from Guarantor, and such surrender, receipt, release or substitution shall not in any way affect the obligations of Guarantor hereunder. The Guaranteed Parties shall have full authority to adjust, compromise, and receive less than the amount due upon any such collateral, and may enter into any accord and satisfaction agreement with respect to the same as the Guaranteed Parties may deem advisable without affecting the obligations of Guarantor hereunder. The Guaranteed Parties shall be under no duty to undertake to collect upon such collateral or any part thereof, and no Guarantor’s obligations hereunder shall be affected by the Guaranteed Parties’ alleged negligence or mistake in judgment in handling, disposing of, obtaining, or failing to collect upon or perfect a security interest in, any such collateral.
     5. Guarantor hereby waives presentment, demand, protest, and notice of dishonor of any of the liabilities guaranteed hereby. The Guaranteed Parties shall have no duty or obligation (i) to proceed or exhaust any remedy against Subsidiary Borrower, any other obligor, guarantor, endorser, or surety on any Loans, other Guaranteed Obligations, or any other security held by the Guaranteed Parties for any Loans or other Guaranteed Obligations, or (ii) to give any notice whatsoever to Subsidiary Borrower, Guarantor, or any other obligor, guarantor, endorser, or surety on any Loans, other Guaranteed Obligations, in any case before bringing suit, exercising rights to any such security or instituting proceedings of any kind against Guarantor, Subsidiary Borrower, or any of them, and Guarantor hereby waives any requirement for such actions by the Guaranteed Parties. Upon default by Subsidiary Borrower and the Guaranteed Parties’ demand to Guarantor hereunder, Guarantor shall be held and bound to the Guaranteed Parties directly as principal debtor in respect of the payment of the amounts hereby guaranteed, such liability of Guarantor being joint and several with Subsidiary Borrower, and all other obligors, guarantors, endorsers and sureties on the Loans and other Guaranteed Obligations.
     6. Guarantor hereby waives to the fullest extent possible as against Subsidiary Borrower and its assets, any and all rights, whether at law, in equity, by agreement or otherwise, to subrogation, indemnity, reimbursement, contribution, payment or any other claim, cause of action, right or remedy that would otherwise arise out of any payment by Guarantor hereunder, notwithstanding the manner or nature of such payment including but not limited to (a) direct payment by Guarantor, (b) set-off by the Administrative Agent, Issuing Bank or any Lender against any liability or deposit owed by such entity to Guarantor, (c) recovery by the Administrative Agent, Issuing Bank or any Lender against Guarantor or any property of Guarantor, as the result of any judgment, judgment lien, or legal process, (d) the application of the proceeds of any disposition of all or any part of the collateral to the repayment or all or any part of the Guaranteed Obligations, or (e) the conveyance of all or any part of any collateral to the Administrative Agent, Issuing Bank or the Lenders in satisfaction of all or any part of the Guaranteed Obligations, until the indefeasible payment in full of the Guaranteed Obligations. The waivers set forth above are intended by Guarantor and the Administrative Agent, Issuing Bank and the Lenders to be for the benefit of Subsidiary Borrower and such waivers shall be enforceable by Subsidiary Borrower as an absolute defense to any action by Guarantor against Subsidiary Borrower or its assets which action arises out of any payment by Guarantor hereunder.
     7. As an independent covenant, Guarantor hereby expressly covenants and agrees for the benefit of the Guaranteed Parties that all obligations and liabilities of Subsidiary Borrower to Guarantor of whatsoever description, including without limitation, all intercompany receivables of Guarantor from Subsidiary Borrower (collectively, the “Junior Claims”) shall be subordinate and junior in right of payment to all obligations of Subsidiary Borrower to the Guaranteed Parties under the terms of the Credit Agreement, this Guarantee, and the other Loan Documents (collectively, the “Senior Claims”). If an Event of Default shall occur, then, unless and until such Event of Default shall have been cured, waived, or shall have otherwise ceased to exist, no direct or indirect payment (in cash, property, securities, by set-off or otherwise) shall be made by Subsidiary Borrower to Guarantor on account of or in any manner in respect of any Junior Claim except such payments and distributions the proceeds of which shall be applied to the payment of Senior Claims.
          In the event of a Proceeding (as hereinafter defined), all Senior Claims shall first be paid in full before any direct or indirect payment or distribution (in cash, property, securities, by set-off or otherwise) shall be made to Guarantor on account of or in any manner in respect of any Junior Claim except such payments and distributions the proceeds of which shall be applied to the payment of Senior Claims. For purposes of the immediately preceding sentence, “Proceeding” means Subsidiary Borrower or Guarantor shall commence a voluntary case concerning itself under the United States Bankruptcy Code or any other applicable bankruptcy laws; or any involuntary case is commenced against Subsidiary Borrower or Guarantor; or a custodian (as defined in the Bankruptcy Code or any other applicable bankruptcy laws) is appointed for, or takes charge of, all or any substantial part of the property of Subsidiary Borrower or Guarantor, or Subsidiary Borrower or Guarantor commences any other proceedings under any reorganization, arrangement, adjustment of debt, relief of debtor, dissolution, insolvency or liquidation or similar law of any jurisdiction, whether commenced against Subsidiary Borrower or Guarantor, or Subsidiary Borrower or Guarantor is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or Subsidiary Borrower or Guarantor suffers any appointment of any custodian or the like for it or any substantial part of its property; or Subsidiary Borrower or Guarantor makes a general assignment for the benefit of creditors; or Subsidiary Borrower or Guarantor shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or Subsidiary Borrower or Guarantor shall call a meeting of its creditors with a view to arranging a composition or adjustment of its debts; or Subsidiary Borrower or Guarantor shall by any act or failure to act indicate its consent to, approval of or acquiescence in any of the foregoing; or any organizational action shall be taken by Subsidiary Borrower or Guarantor for the purpose of effecting any of the foregoing.
          In the event any direct or indirect payment or distribution is made to Guarantor in contravention of this Section 7, such payment or distribution shall be deemed received in trust for the benefit of the Guaranteed Parties and shall be immediately paid over to the Administrative Agent for application against the Guaranteed Obligations in accordance with the terms of the Credit Agreement.
          Guarantor agrees to execute such additional documents as the Administrative Agent may reasonably request to evidence the subordination provided for in this Section 7.
     8. (a) Upon the occurrence of an Event of Default specified in Section 8.1(g) or (h) of the Credit Agreement with respect to Subsidiary Borrower, all Guaranteed Obligations shall automatically become immediately due and payable by the Guarantor, without notice or other action on the part of the Guaranteed Parties, and regardless of whether payment of the Guaranteed Obligations by Subsidiary Borrower has then been accelerated. In addition, if any event of the types described in Section 8.1(g) or (h) of the Credit Agreement should occur with respect to Guarantor, and the Guaranteed Obligations of Subsidiary Borrower have or thereafter become due and payable, then the Guaranteed Obligations shall automatically become immediately due and payable by Guarantor, without further notice or other action on the part of the Guaranteed Parties.
     (b) Upon the insolvency or bankruptcy of Subsidiary Borrower, the Guaranteed Parties’ rights hereunder shall not be affected or impaired by their omission to prove all or any portion of its claim, and the Guaranteed Parties may in its discretion value or refrain from valuing any security held by it without in any way releasing, reducing or otherwise affecting Guarantor’s obligations hereunder. Guarantor agrees that this Guarantee shall continue to be effective or be reinstated, as the case may be, if at any time any payment of the liabilities hereby guaranteed are rescinded or must otherwise be returned or restored by the Guaranteed Parties upon the insolvency or bankruptcy of Subsidiary Borrower or any other obligor, guarantor, endorser or surety on any Loans, other Guaranteed Obligations, all as though such payment had not been made.
     9. This Guarantee is in addition to, and is not intended to supersede or be a substitute for, any other guarantee, suretyship agreement, or instrument which the Guaranteed Parties may hold in connection with any Loans and other Guaranteed Obligations.
     10. This Guarantee contains the entire agreement between the parties relating to the subject matter hereof, and no provision hereof may be waived or modified except by a writing executed by Guarantor and the Guaranteed Parties. There is no understanding that any person other than the Guarantor shall execute this or any similar Guarantee. Guarantor’s execution of this Guarantee was not based upon any facts or materials provided by the Guaranteed Parties, nor was Guarantor induced to execute this Guarantee by any representation, statement or information made or furnished by the Guaranteed Parties. Guarantor further acknowledges and agrees that Guarantor assumes sole responsibility for independently obtaining any information or reports deemed necessary by Guarantor in reaching any decision to execute this Guarantee.
     11. The failure or forbearance of the Guaranteed Parties on any occasion to exercise any rights or remedies hereunder or otherwise granted to it by law or another agreement shall not affect the obligations of Guarantor hereunder and shall not constitute a waiver of such right or remedy or preclude the later or further exercise thereof. Time is of the essence of this Guarantee and Guarantor’s obligations hereunder.
     12. Any notice or demand which the Guaranteed Parties may be required to give to Guarantor may be sent or made, at any Guaranteed Parties’ option, to or on Guarantor in the same manner and with the same effect as provided with respect to notices pursuant to Section 10.1 of the Credit Agreement, when delivered, mailed or sent by telecopy to the address or telecopier number indicated for Guarantor below.
     13. This Guarantee shall bind and inure to the benefit of the respective successors and assigns of Guarantor and the Guaranteed Parties.
     14. If any provision of this Guarantee or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Guarantee or the application of such provision to the other persons or circumstances, other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each provision of this Guarantee shall be valid and enforceable to the full extent permitted by law.
     15. In addition to and not in limitation of all rights of set-off that the Guaranteed Parties may have under applicable law, the Guaranteed Parties shall, upon the occurrence of any Event of Default and whether or not the Guaranteed Parties have made any demand or the Guaranteed Obligations are matured, have the right to appropriate and apply to the payment of the Guaranteed Obligations all deposits (general or special, time or demand, provisional or final) of Guarantor then or thereafter held by, and other indebtedness or property then or thereafter owing to Guarantor by, any of the Guaranteed Parties whether or not related to this Guarantee or any transaction hereunder.
     16. (a) THIS GUARANTEE AND THE RIGHTS AND OBLIGATIONS OF GUARANTOR HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF) OF THE STATE OF GEORGIA.
     (b) Guarantor hereby irrevocably and unconditionally submits, for itself and its property, to the non-exclusive jurisdiction of the United States District Court of the Northern District of Georgia, and of any state court of the State of Georgia located in Fulton County and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Guarantee or any other Loan Document or the transactions contemplated hereby or thereby, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such Georgia state court or, to the extent permitted by applicable law, such Federal court. Guarantor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Guarantee or any other Loan Document shall affect any right that the Administrative Agent, the Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Guarantee or any other Loan Document against Guarantor or its properties in the courts of any jurisdiction.
     (c) Guarantor irrevocably and unconditionally waives any objection which it may now or hereafter have to the laying of venue of any such suit, action or proceeding described in Section 16(b) and brought in any court referred to in Section 16(b). Guarantor irrevocably waives, to the fullest extent permitted by applicable law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
     (d) Guarantor irrevocably consents to the service of process in the manner provided for notices in Section 10.1 of the Credit Agreement. Nothing in this Guarantee or in any other Loan Document will affect the right of any party hereto to serve process in any other manner permitted by law.
     (e) TO THE EXTENT PERMITTED BY APPLICABLE LAW, GUARANTOR HEREBY IRREVOCABLY WAIVES ALL RIGHT OF TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN CONNECTION WITH THIS GUARANTEE OR ANY OTHER LOAN DOCUMENT OR ANY MATTER ARISING IN CONNECTION HEREUNDER OR THEREUNDER.
     18. This Guarantee may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.

     IN WITNESS WHEREOF, Guarantor has caused this Guarantee to be executed by its duly authorized officer as of the date first above written.

GUARANTOR: ENERGYSOUTH, INC.
By	/s/ Charles P. Huffman
	Name:	Charles P. Huffman
	Title:	Executive Vice President and Chief Financial Officer

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THE PROVISIONS OF SECTION 7 ABOVE HEREBY ACKNOWLEDGED AND AGREED TO:

BAY GAS STORAGE COMPANY, LTD., as Subsidiary Borrower

By:	EnergySouth Midstream, Inc., its sole general partner

By:	/s/ Charles P. Huffman Name: Charles P. Huffman
Title: Senior Vice President
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